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                                                         Exhibit 10.13
                                                         of Form 10KSB

                       CHANGE IN TERMS AGREEMENT


PrincipalLoan DateMaturityLoan No.    Call CollateralAccount
Officer Initials
$1,000,000                26   019    355  874185533311267

Borrower:                     SYNTHETECH, INC.    Lender:   United
States National Bank Of Oregon
        1290 INDUSTRIAL WAY        Salem Business Banking Center
        ALBANY, OR 97321           PL-7 Oregon Corporate Loan
Servicing
                                   555 S. W. Oak
                                   Portland, OR 97204

Principal Amount:   $1,000,000.00            Date of Agreement:
September 12, 1996


DESCRIPTION OF EXISTING INDEBTEDNESS. A PROMISSORY NOTE IN THE ORIGINAL AMOUNT OF $1,000,000.00 DATED SEPTEMBER 8, 1995, WITH INTEREST AT THE RATE OF THE LENDER'S PRIME PLUS .750 PERCENTAGE POINTS, DUE ON DEMAND.

DESCRIPTION OF CHANGE IN TERMS. FOR VALUABLE CONSIDERATION, THE BORROWER AND LENDER HEREBY AGREE THAT THE TERMS OF THE NOTE ARE CHANGED AS FOLLOWS: EFFECTIVE SEPTEMBER 12, 1996 THE INTEREST RATE IS CHANGED IN ACCORDANCE WITH THE TERMS AS SHOWN BELOW IN THE "VARIABLE INTERST RATE" SECTION OF THIS NOTE.

PROMISE TO PAY. SYNTHETECH, INC. ("Borrower") promises to pay to UNITED STATES NATIONAL BANK OF OREGON ("Lender"), or order, in lawful money of the United States of America, on demand, the principal amount of One Million & 00/100 Dollars ($1,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan immediately upon Lender's demand. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning September 30, 1996, with all subsequent interest payments to be due on the last day of each month after that. Interest on this Agreement is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE  INTEREST  RATE.   The interest rate  on  this  Agreement  is
subject to change from time to time based on changes in an index which is the Lender's Prime Rate. This is the rate of interest which Lender from time to time establishes as its Prime Rate and is not, for example, the lowest rate of interest which Lender collects from any borrower or class of borrowers (the "Index'). The interest rate shall be adjusted without notice effective on the day Bank's prime rate
changes.   Lender  will  tell Borrower the  current  Index  rate  upon
Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each Day. The Index currently is 8.250% per annum. The interest rate to be applied to the unpaid principal balance of this Agreement will be at a rate equal to the Index, resulting in an initial rate of 8.250% per annum.
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PREPAYMENT. Except for the foregoing, Borrower may pay without penalty
all  or  a  portion of the amount owed earlier than it is due.   Early
payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of
accrued  unpaid  interest.   Rather, they will  reduce  the  principal
balance due.

DEFAULT.  Borrower will be in default if any of the following happens:
(a) Borrower falls to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Agreement or any agreement related to this Agreement, or in any other agreement or loan Borrower has with Lender.
(c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Agreement. (g) A material adverse change in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.
(h) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default:
(a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Agreement to 5.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Agreement has been delivered to Lender and accepted by Lender in the State of Oregon. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Multnomah County, the State of Oregon. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, convoys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Agreement against any and all such accounts.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be
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liable  for  all  sums  either: (a) advanced in  accordance  with  the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender, regardless of the fact that persons other than those authorized to borrow have authority to draw against the accounts. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by
Lender's   internal  records,  including  daily  computer  print-outs.
Lender will have no obligation to advance funds under this Agreement if: (a) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Agreement or any other agreement between Lender and Borrower.

ARBITRATION. Lender and Borrower agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any collateral securing this Agreement shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; foreclosing by notice and sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Agreement, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Agreement, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties. Unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all parties signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

LATE CHARGE. If a payment is 19 days or more past due, Borrower will be charged a late charge of 5% of the delinquent payment.


PERIODIC  REVIEW.  Lender will review the loan periodically.   At  the
time of the review, Borrower will furnish Lender with any additional information regarding Borrower's financial condition and business operations that Lender requests. This information may include, but is not limited to, financial statements, tax returns, lists of assets and
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liabilities, agings of receivables and payables, inventory  schedules,
budgets   and  forecasts.   If  upon  review,  Lender,  in  its   sole
discretion, determines that there has been a material adverse change in Borrower's financial condition, Borrower will be in default. Upon default, Lender shall have all rights specified herein.

DEMAND NOTE. BORROWER ACKNOWLEDGES AND AGREES THAT (A) THIS NOTE IS A DEMAND NOTE, AND LENDER IS ENTITLED TO DEMAND BORROWER'S IMMEDIATE PAYMENT IN FULL OF ALL AMOUNTS OWING HEREUNDER, (B) NEITHER ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN ANY OTHER LOAN DOCUMENTS (INCLUDING BUT NOT LIMITED TO, PROVISIONS RELATING TO DEFAULTS, RIGHTS OF CURE, DEFAULT RATE OF INTEREST, INSTALLMENT PAYMENTS, LATE CHARGES, PERIODIC REVIEW OF BORROWER'S FINANCIAL CONDITION, AND COVENANTS) NOR ANY ACT OF LENDER PURSUANT TO ANY SUCH PROVISIONS SHALL LIMIT OR IMPAIR LENDER'S RIGHT OR ABILITY TO REQUIRE BORROWER'S PAYMENT IN FULL OF ALL AMOUNTS OWING HEREUNDER IMMEDIATELY UPON LENDER'S DEMAND, AND
(C) UPON LENDER MAKING ANY SUCH DEMAND, LENDER SHALL HAVE NO OBLIGATION TO MAKE ANY ADVANCE UNDER THIS NOTE OR UNDER THE LOAN DOCUMENTS.

CREDIT  ACT  -  CHECKING ACCOUNT NUMBER 022-0016-224  LOCATED  AT  THE
ALBANY COMMUNITY BRANCH. Borrower has requested and been granted Lender's Commercial Line of Credit Automatic Cash Transfer Service ("Credit ACT"). So long as this Note is in place, Borrower authorizes Lender to draw from Borrower's available line of credit and transfer funds automatically to Borrower's commercial checking account described in the heading of this paragraph ("Checking Account") in accordance with this section. So long as this agreement is in place, Lender agrees to make an automatic cash transfer from Borrower's line of credit to its Checking Account in increments of $500.00, to pay checks that would otherwise overdraw Borrower's Checking Account by $100.00 or more, up to Borrower's available credit limit. The amount of each Credit ACT transfer will be an advance under the terms of this Note. There is no charge for using Credit ACT. Borrower agrees to pay prevailing overdraft or other applicable checking account charges then in effect if an overdraft may not be paid because an ACT in the required increment of $500.00 to pay the full amount of the overdraft would exceed Borrower's credit limit. If Borrower's credit limit has been exceeded, and no other ACT privileges are available to Borrower, any check presented for payment from Checking Account will, at the sole option of Lender, either be paid, thus overdrawing Checking Account, or dishonored. Lender may change the terms of Credit ACT at any time by giving Borrower written notice, sent to the Borrower's address as shown in Lender's records, prior to the effective date of the change.

Lender reserves the right to discontinue this service upon giving written notice to the Borrower, at Borrower's address shown in Lender's records, under the following circumstances: (1) Lender reasonably believes that Borrower will be unable to fulfill its repayment obligations because of a material adverse change in Borrower's financial circumstances. (2) Borrower fails to promptly provide financial information that Lender has requested. (3) Borrower is in default of a material provision of any promissory Agreement or loan agreement with Lender.

If Lender discontinues further Credit ACT services due to any of these circumstances, Lender will mail Borrower written notice of the discontinuation and the reasons therefor. After such notice is given, Borrower must request in writing that its Credit ACT be reinstated. Before Credit ACT privileges are reinstated, Lender may ask Borrower to provide new information, at Borrower's expense. If Borrower shows Lender that the circumstances that caused cancellation of Credit ACT services have ceased to exist, Credit ACT will be reinstated at Lender's sole option and discretion upon written notice to Borrower.

MISCELLANEOUS PROVISIONS.  This Agreement is payable on  demand.   The
inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Agreement on its
demand.   Lender  may delay or forgo enforcing any of  its  rights  or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, protest
and  notice  of  dishonor.   Upon any change  in  the  terms  of  this
Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may re-new or extend (repeatedly and for any length
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of  time)  this loan, or release any party or guarantor or collateral;
or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY US (LENDER) AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY US TO BE ENFORCEABLE.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

SYNTHETECH, INC.

X       \s\ M. Sreenivasan, President/CEO              X       \s\
Charles B. Williams, VP
     Authorized Officer                      Authorized Officer

LENDER:

United States National Bank of Oregon

By      \s\
     Authorized Officer